UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 9, 2009

INTERSECTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard

Chantilly, Virginia 20151

(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
Item 7.01.	Regulation FD Disclosure

On November 9, 2009, Intersections Inc. issued a press release announcing its results for the quarter ended September 30, 2009 and posted Third Quarter 2009 Highlights on its website (www.intersections.com). The text of the press release and highlights are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated November 9, 2009

99.2	Intersections Inc. Third Quarter 2009 Highlights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009

INTERSECTIONS INC.

By:	/s/ Madalyn Behneman
	Name:	Madalyn Behneman
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 9, 2009

99.2	Intersections Inc. Third Quarter 2009 Highlights